SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (Amendment No.   )

      Filed by the Registrant                         [_]

      Filed by a Party other than the Registrant      [_]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      [ ]   Definitive Proxy Statement
      [X]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to ss. 14a-11(c) or ss. 14a-12

                         International Business Machines
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required

      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      [ ]   Fee paid previously with preliminary materials.

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      [ ]   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

Investor Relations - Vote Your IBM Proxy Online

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[Internet Voting Screen No. 1]

[LOGO]                                                                Proxy vote
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Vote
By Net            Vote Your IBM Proxy Online

[GRAPHIC
OMITTED]

                  Thank you for choosing to participate in the program to vote your proxy through the Internet. Please read this page and click on the "proceed" button below to fill out and submit your proxy.

                  To vote online you must use the control number that appears in the box on your proxy card. The proxy control number is located in the box on the card, just below the perforation.

                  Your online vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares online, there is no need for you to mail back your proxy card.

                  [proceed]

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IBM Homepage                  IBM Investor Relations                  Contact Us
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

FCTC's Vote-By-Net Login

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[Internet Voting Screen No. 2]

[LOGO]                                                                Proxy vote
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Vote By Net       If you have more than one proxy card, please vote only one card at a time.

[GRAPHIC OMITTED]

                  [1]   Enter the three part Voter    |______________________|
                        Control Number (including
                        the # signs) that appears in
                        the box on your proxy card.

                  [2]   Enter the last 4 digits of    |______|
                        your U.S. Taxpayer
                        Identification (Social
                        Security) Number for this
                        account.

                        If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

                        Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social Security) Number, if applicable, for this account must match the numbers on our records.
                        --------------------------------------------------------

                                                Proceed

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IBM Homepage]                 IBM Investor Relations                  Contact Us
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

Online Proxy Voting for International Business Machines Corporation

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[Internet Voting Screen No. 3]
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[LOGO]            International Business Machines Corporation

                         Proxy Solicited by the Board of
                     for the Annual Meeting of Stockholders
                                 April 28, 1998

Louis V. Gerstner, Jr., Lawrence R. Ricciardi, and John E. Hickey, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Arie Crown Theatre at Lakeside Center, Chicago, Illinois, at 10 a.m. on Tuesday, April 28, 1998, or any adjournment thereof, upon such business as may properly come before the meeting, including the items on this form as set forth in the Notice of 1998 Annual Meeting and Proxy Statement dated March 13, 1998.

This proxy card will also be used to provide voting instructions to the Trustee for any shares of common stock of International Business Machines Corporation held in the IBM Stock Fund investment alternative under the IBM Tax Deferred Savings Plan on the record date, as set forth in the Notice of 1998 Annual Meeting and Proxy Statement dated March 13, 1998.

                        IBM's Directors Recommend a Vote:
                         "FOR" all Nominees for Director
                                "FOR" Proposal 2
                              "AGAINST" Proposal 3
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Check this box to vote all proposals in accordance with the recommendations
of the Board of Directors |_|

IBM's Directors Recommend a Vote "FOR" all Nominees for Director

                                  For All Nominees      Withhold
                                  Except As Noted       As To All
                                  Below                 Nominees


1. Election of Directors          |_|                   |_|

Check the box for the director(s) from whom you wish to withhold your vote

         C. Black  |_|       J. Dormann  |_|    L. V. Gerstner, Jr  |_|

    N. O. Keohane  |_|     C. F. Knight  |_|           M. Makihara  |_|

      L. A. Noto   |_|  J. B. Slaughter  |_|           A. Trotman   |_|

 L. C. van Wachem  |_|      C. M. Vest   |_|

Online Proxy Voting for International Business Machines Corporation

IBM's Directors Recommend a Vote "FOR" Proposal 2

                                                    For    Against   Abstain

2.Ratification of appointment of auditors           |_|    |_|       |_|

IBM's Directors Recommend a Vote "AGAINST" Proposal 3

                                                    For    Against   Abstain
3.Stockholder proposal on executive compensation
                                                    |_|    |_|       |_|

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Check the box for the options which apply to you.


   |_| Will Attend Annual Meeting - Use admission ticket attached to your proxy card

   |_|      Discontinue Mailing Publications to this Account

To submit your vote please click the button below
(Your vote will not be counted until the Submit Vote button is pressed)

                                Submit Your Vote

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

FCTC's Vote-By-Net

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[Internet Voting Screen No. 4]

[LOGO}                                                                Proxy vote
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Vote              Success! Your vote has been cast and will be tabulated within
by Net            24 hours.

[Graphic
Omitted]

                  To provide comments regarding online voting, please press the button below.

                                Submit Comments

                  To vote another proxy card, please press the button below.

                               Vote Another Proxy

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IBM HOMEPAGE                  IBM INVESTOR RELATIONS                  CONTACT US
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

                  International Business Machines Corporation
                            1998 Vote-By-Phone Script

" Thank you for calling First Chicago's proxy voting service. If you have a United States Social Security Number, press 1. If you do not have a United States Social Security Number, press 2."

      > 1 (Go to (1.1))                         > 2 (Go to (1.2))

      (1.1) " Using your touch tone phone, please enter the last four digits of your Social Security Number."

      > xxxx

      (1.2) " Please have your proxy card available before voting. Enter the voter control number in the box including the pound sign as it appears below the perforation on your proxy card."

            > xxx#xxxx#xxxxxx#

            (If the first part of the control number that identifies the company you are voting is entered wrong, viz., xxx#xxxx#xxxxxx#)

                  If it is not a valid number, (Go to (1.2))

                  (If a good control number is entered):

                  " The company you are voting is International Business Machines Corporation. If this is correct, press 1 now. If not, press 9."

                  > 1

                  "One moment, please."

" Your phone vote is subject to the same terms and authorizations as indicated
                  on the proxy card. It also authorizes the named proxies to vote according to your instructions at the meeting of shareholders. One moment, please." (Go to (1.3))

                  (If the second and/or third part of the control number is entered wrong, viz., xxx#xxxx#xxxxxx#)

" I am unable to process this request at this time." (Go to (1.2))

      (If incorrect Social Security Number is entered)

" Our records show that you have a Social Security Number." (Go to (1.1))

                  > 9 (Go to (1.2))

(1.3) " If you would like to attend the Annual Meeting, please press 1 now."

                  >1

"Noted. Attending!"

                  >Nothing entered. (Go to (1.4))

(1.4) " If you would like us to discontinue mailing an Annual Report to this account, press 1."

                  >1

"Noted. Discontinue!"

                  >Nothing entered. (Go to (1.5))

(1.5) " To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote one proposal at a time, press 2."

                  >1

                  " You have voted with the recommendations of the Board of Directors on all of the proposals." (Go to 1.8)

                           >2

Directors, Proposal #1

"To vote FOR, please press 1. To WITHHOLD from all Directors, please press 2. To
                        WITHHOLD from individual Directors, please press 3."

                          1> (Go to next the proposal)

                          2> (Go to next the proposal)

                        3> (Go to (1.6))

                        (1.6) " Using the proxy card, please press the corresponding number followed by the number sign for each Director from whom you wish to withhold your vote. When completed, press the number sign."

                            >Invalid number entered.

"xx is not a valid number for any of the Directors listed on your proxy card." (Go to (1.6))

                            > e.g., 1# 4# 8# # (Go to next the proposal)

                              Auditors, Proposal #2

" To vote FOR, please press 1. To vote AGAINST, please press 2. To ABSTAIN, please press 3."

                          >1 (Go to next the proposal)

                          >2 (Go to next the proposal)

                          >3 (Go to next the proposal)

Proposal #3

"To vote FOR, please press 1. To vote AGAINST, please press 2. To ABSTAIN, please press 3."

                          >1 (Go to next the proposal)

                          >2 (Go to next the proposal)

                          >3 (Go to next the proposal)

                        (1.7) " I will now summarize your vote. Please confirm your vote at the end of this message."

                        "On proposal 1, you voted (XXX.)

                        On proposal 2, you voted (XXX.)

                        On proposal 3, you voted (XXX.)"

                        (1.8) "To confirm your vote, press 1. To change it, press 9!"

                        > 1

                        One moment please.

                        " Your vote has been successfully applied. It is not necessary for you to mail your proxy card. If you wish to vote another proxy at this time, press 1. Otherwise, you may hang up now."

                  > (Go to (1.2))

                  >9(Go to (1.5))


Note: If no action is taken the following script applies.

> Nothing entered

" Information needs to be entered using a touch tone telephone within the time allowed." (Offer the script option that requires an action)

      > Again, nothing entered

      " Information needs to be entered using a touch tone telephone within the time allowed".

      (Offer the script option that requires an action)

      " The information entered continues to be invalid. I am unable to process your request at this time. Thank you for calling." (Hang up) (End of call)


                                  END OF SCRIPT